SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12


                             BSD MEDICAL CORPORATION
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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


                             BSD MEDICAL CORPORATION
                              2188 West 2200 South
                           Salt Lake City, Utah 84119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 13, 2006

TO THE STOCKHOLDERS OF THE BSD MEDICAL CORPORATION:

         The annual meeting of the stockholders (the "Annual Meeting") of BSD Medical Corporation (the "Company") will be held at The Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84111, on February 13, 2006. The Annual Meeting will convene at 9:00 a.m., Mountain Time, to consider and take action on the following proposals:

         (1) to elect six members to the Board of Directors to serve until the next annual meeting of the Company and their successors have been appointed and are qualified;

         (2) to approve and ratify an amendment to the 1998 Director Stock Plan to extend the term of the plan and to increase the compensation paid to directors under the plan;

         (3) to ratify the selection of Tanner LC as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2006; and

         (4) to transact such other business as may properly come before the meeting.

         Only owners of record of the Company's issued and outstanding common stock as of the close of business on January 2, 2006 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         The Company's Proxy Statement is attached hereto. Financial and other information concerning the Company is contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2005, which accompanies this Proxy Statement.

         THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                          BSD MEDICAL CORPORATION

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Dennis E. Bradley
                                          Dennis E. Bradley, Secretary


Salt Lake City, Utah
Dated:  January 13, 2006

                             BSD MEDICAL CORPORATION
                              2188 West 2200 South
                           Salt Lake City, Utah 84119


                                 Proxy Statement

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of BSD Medical Corporation, a Delaware corporation (the "Company" or "BSD"), for use at the annual meeting of the stockholders (the "Annual Meeting") to be held at The Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah, at 9:00 a.m., Mountain Time, on February 13, 2006. This Proxy Statement, the Notice of Annual Meeting of Stockholders and Form of Proxy are first being mailed to stockholders on or about January 20, 2006.

         At the Annual Meeting, the stockholders of the Company will be asked to vote on three proposals. Proposal 1 is the annual election of six directors to serve on the Company's Board of Directors. Proposal 2 is the approval of an amendment to the 1998 Director Stock Plan to extend the term of the plan and to increase director compensation thereunder. Proposal 3 is ratification of the selection of Tanner LC as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2006.

         A proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR each proposal in accordance with the recommendation of the Board of Directors.

         The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. Proxies will be solicited through the mail and may be solicited by the Company's officers, directors and employees in person or by telephone. They will not receive additional compensation for this effort. The Company does not anticipate paying any compensation to any other party for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

                       RECORD DATE AND QUORUM REQUIREMENTS

         January 2, 2006 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 20,519,632 shares of the Company's common stock were issued and outstanding. Each outstanding share of common stock will be entitled to one vote on each matter submitted to a vote of the stockholders at the Annual Meeting.

         The holders of one-third of the shares of the common stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and at any adjournment or postponement thereof. Any abstentions and broker non-votes will be deemed as present for purposes of determining a quorum at the Annual Meeting. All proposals, except for the election of directors, must be approved by a majority of the votes present in person or represented by proxy at the Annual Meeting, at which a quorum is present. The six individuals receiving the most votes will be elected to serve as directors of the Company. Abstentions will have the effect of being counted as voted against any of the proposals. Broker non-votes will not have the effect of being counted as voted in favor of or against any of the proposals.

--------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         At the Annual Meeting, six directors are to be elected to serve until the next annual meeting of stockholders or until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the six nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below. The six candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors of the Company.

         In May 2005, Douglas P. Boyd was elected by the Board of Directors to become a new board member. On January 5, 2006, J. Gordon Short resigned as a board member. On January 5 2006, Steven G. Stewart was elected by the Board of Directors to become a board member.

         The names of the nominees, their ages as of August 31, 2005 and their respective business backgrounds are set forth below.

Name                   Position(s) With the Company       Age   Director Since
----                   ----------------------------       ---   --------------

Paul F. Turner         Chairman of the Board, Senior      58         1994
                       VP and Chief Technology Officer

Hyrum A. Mead          President, Chief Executive         58         1999
                       Officer and Director

Gerhard W. Sennewald   Director                           69         1994

Michael Nobel          Director                           64         1997

Douglas P. Boyd        Director                           64         2005

Steven G. Stewart      Director                           57         2006

         Paul F. Turner, MSEE, has served as the Senior Vice President and Chief Technology Officer of BSD since August 1999. From October 1995 to August 1999, Mr. Turner also served as the Acting President of BSD. From 1986 to October 1995, Mr. Turner served in various capacities with BSD, including Staff Scientist, Senior Scientist, Vice President of Research, and Senior Vice President of Research. Mr. Turner has led the design of microwave treatment systems for tumors, including the development of external phased array antenna technology to focus radiated microwave energy deep into the central area of the body to treat deep tumors. He has also integrated this technology with magnetic resonance imaging to non-invasively monitor treatments within the patient's body.

         Hyrum A. Mead, MBA, has served as President and Chief Executive Officer of BSD since August 1999. Previously, he served five years as Vice President of Business Development at ZERO Enclosures, a leading manufacturer in the telecommunications, computer and aerospace enclosures industry and seven years as President of Electro Controls, a manufacturer of computer controlled power systems. Mr. Mead began his career in marketing with IBM where he was involved with the introduction of many new products.

         Gerhard W. Sennewald, Ph.D., has served as the President and Chief Executive Officer of Medizin-Technik GmbH of Munich, Germany, a firm which is engaged in the business of distributing hyperthermia equipment and diagnostic imaging equipment and services, from April 1985 to the present. In connection with his service to Medizin-Technik GmbH, Dr. Sennewald has been BSD's key European representative and distributor for 17 years.

         Michael Nobel, Ph.D., has served as the Executive Chairman of the MRAB Group, a privately-held company that provides diagnostic imaging services, from 1991 to the present. From 1995 to the present, Dr. Nobel has served as the Chairman of the Board of the Nobel Family Society. From 1995 to the present, he also has served as Chairman of the American Non-Violence Project Inc., and has served as a consultant to Unesco in Paris and the United Nations Social Affairs Division in Geneva. Dr. Nobel participated in the introduction of magnetic resonance imaging as European Vice President for Fonar Corp.

         Douglas P. Boyd, Ph.D., currently serves as Chairman of the Board of XLR Medical, Inc., as CEO of TeleSecurity Sciences, Inc., as Managing Director of Imaging Technology Ventures, Inc., and on the Board of Directors of Imaging Technology Group, Inc., TechniScan, Inc. and Health Address, Inc. He is internationally known as an expert in radiology and computed tomography ("CT") imaging systems, and has pioneered the development of fan-beam CT scanners, Xenon detector arrays and EBT scanners. Dr. Boyd has been awarded 13 U.S. patents. He is an Adjunct Professor of Radiology at the University of California, San Francisco, has published more than 100 scientific papers and is a frequent speaker at universities and symposiums.

         Steven G. Stewart, CPA, served as Chief Financial Officer for Headwaters, Inc. (a New York Stock Exchange company) from July 1998 until October 2005 when he became the Treasurer. Previously, Mr. Stewart served as a business assurance partner for PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP), and as an audit partner with Ernst & Young (formerly Arthur Young), including service as the Director of High Technology and Entrepreneurial Services for the Salt Lake City office.

                            COMPOSITION OF THE BOARD

         The Board of Directors of the Company currently consists of six directors. Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. There are no family relationships among any of the Company's directors, officers or key employees.

           Affirmative Determinations Regarding Director Independence

         The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Section 121A of the Rules of the American Stock Exchange:

                                       Michael Nobel
                                       Douglas P. Boyd
                                       Steven G. Stewart

         In this Proxy Statement, these three directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During fiscal year 2005, the Company's Board of Directors met four times and no director attended fewer than 75% of meetings of the Board or any of the Board committees of which a director was a member.

         The Board of Directors has formed the following committees:

         The Audit Committee. The Audit Committee, which held three meetings during fiscal year 2005, is responsible for reviewing and monitoring the Company's financial statements and internal accounting procedures, recommending the selection of an independent registered public accounting firm by the Board, evaluating the scope of the annual audit, reviewing audit results, consulting with management and the Company's independent registered public accounting firm prior to presentation of financial statements to stockholders and, as appropriate, initiating inquiries into aspects of the Company's internal accounting controls and financial affairs. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, which is available at the Company's website and attached to this Proxy Statement as Appendix A.

         The members of the Audit Committee are Messrs. Steven G. Stewart, Gerhard W. Sennewald and Michael Nobel. The Audit Committee has determined that Mr. Stewart is a financial expert, as such term is defined in Item 401(e)(2) of Regulation S-B promulgated by the Securities and Exchange Commission. All members of the Audit Committee are Independent Directors, except Dr. Sennewald.

         The Nominating Committee. The Company does not have a standing nominating committee. Each director participates in decisions relating to making the Company's nominations for directors. The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be easily made on a case-by-case basis and there is no need for the added formality of a nominating committee. Based on criteria established by the American Stock Exchange relating to director independence, Messrs. Nobel, Boyd and Stewart are the Company's only Independent Directors.

         The Board of Directors does not have an express policy with regard to the consideration of director candidates since the Board believes that it can adequately evaluate nominees on a case-by-case basis. The Board has not previously received any recommendations for director candidates from stockholders, and has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, the Company's policy is to give due consideration to any and all such candidates, and in evaluating director nominees, the Board considers the appropriate size of the Board, the needs of the Company, the skills and experience of its directors, and a candidate's familiarity with the Company's industry. The Company does not pay fees to any third parties to assist it in identifying potential nominees.

         Although the Company does not have a formal policy regarding attendance by directors at the Company's Annual Meeting, it encourages directors to attend. The Board will give consideration to establishing a formal policy so as to maximize attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law, as necessary. At the Company's last annual meeting, held January 14, 2005, all directors were in attendance.

         The Compensation Committee. The Company has a standing compensation committee consisting of Messrs. Sennewald, Nobel and Stewart. All members of the Compensation Committee are Independent Directors, except Dr. Sennewald. The Compensation Committee, which held one meeting during fiscal year 2005, is responsible for reviewing, and making recommendations to the Board of Directors, regarding the salaries, bonuses and other compensation of our executive officers and reviewing and administering any stock option plan, stock purchase plan, stock award plan and employee benefit plan or arrangement established by the Board of Directors for the benefit of the executive officers, employees and the Independent Directors of the Company.

                          COMMUNICATIONS WITH DIRECTORS

         The Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, the Company has tried to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been good.

                               EXECUTIVE OFFICERS

         The following table presents information as of August 31, 2005 regarding the current executive officers of the Company:

Name                Age            Position
----                ---            --------

Paul F. Turner       58            Chairman of the Board, Senior VP and Chief
                                   Technology Officer
Hyrum A. Mead        58            President and Chief Executive Officer

_________________________

         Information on the business background of Paul F. Turner and Hyrum A. Mead is set forth above under the caption "Election of Directors."

                              SIGNIFICANT EMPLOYEES

         In addition to the officers and directors identified above, the Company expects the following individuals to make significant contributions to the Company's business during fiscal 2006:

         Brian L. Ferrand was hired as Vice President of Sales in 2005. Previously Mr. Ferrand served as Vice President of Sales and as a corporate officer of Merit Medical Systems, Inc. (a company traded on NASDAQ) from 1993 until October 2004. Previously Mr. Ferrand served as Director of Sales from 1992 to 1993 and as a National Sales Manager from 1991 to 1992 for Merit Medical. Merit Medical Systems is a producer of medical products used in cardiology and radiology sold on a worldwide basis.

         Dixie Toolson Sells has served as Vice President of Regulatory Affairs of BSD since December 1994. Ms. Sells served as Administrative Director of BSD from 1978 to 1984, as Director of Regulatory Affairs from 1984 to September 1987, and as Vice President of Regulatory Affairs from September 1987 to October 1993. She served as Director of Regulatory Affairs from October 1993 to December 1994. She served as Corporate Secretary from 1994 to 2002. Ms. Sells also serves on the Board of Directors of the Intermountain Biomedical Association.

         Ray Lauritzen served as Field Service Manager of BSD from 1982 to January 1988 and has served as Vice President of Field Service Operations from January 1988 to the present.

                              DIRECTOR COMPENSATION

         Director compensation is determined pursuant to the 1998 Director Stock Plan ("Director Stock Plan"). The Director Stock Plan currently provides each non-employee director with an annual cash retainer of $20,000 (the "Annual Retainer") and an option to acquire 25,000 shares of the Company's common stock at an exercise price equal to eighty-five percent (85%) of the fair market value of the common stock as of the date of the grant (the "Option"). Of the Annual Retainer, a cash payment of $10,000 is made in arrears to each non-employee director, payable in equal installments of $5,000 each on March 1 and September 1 of each year in which each non-employee director continues to serve as a member of the Board. Pursuant to Proposal 2 of this Proxy Statement, the Company's stockholders are being asked to approve an amendment to the Director Stock Plan to increase the Annual Retainer and to price the Option as further described hereafter. The portion of the Annual Retainer not paid in cash is paid in the form of common stock (the "Common Stock Payments"). The total number of shares of common stock included in each Common Stock Payment will be determined by dividing the amount of the Annual Retainer that is to be paid in common stock by the fair market value of a share of common stock. The fair market value of the common stock is determined by the Board. The Common Stock Payments are paid on March 1 and September 1 of each year. The Company has reimbursed directors for out-of-pocket expenses incurred in attending Board meetings. Paul F. Turner and Hyrum A. Mead are the only members of the Board of Directors who are employed by the Company. Messrs. Turner and Mead do not receive separate compensation for services performed as directors.

                                 CODE OF ETHICS

         The Company has adopted a code of ethics that applies to each of the directors, officers and employees of the Company. The code of ethics is available at the Company's website at www.bsdmc.com/ethics.htm.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------

PROPOSAL 2: AMENDMENT OF THE 1998 DIRECTOR STOCK PLAN TO EXTEND THE TERM OF THE PLAN AND TO INCREASE THE COMPENSATION PAID TO DIRECTORS UNDER THE PLAN

--------------------------------------------------------------------------------

         The Board has amended the 1998 Director Stock Plan (the "Director Stock Plan"), subject to approval by the Company's stockholders at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to amend the Director Stock Plan. If the amendment to the Director Stock Plan is not so approved, it will not become effective.

         The purpose of the Director Stock Plan is to provide for a method of compensation for the members of the Board who are not employees of the Company (the "Non-Employee Directors") that will strengthen the alignment of their financial interests with those of the Company's stockholders. The following is a summary of the principal provisions of the Director Stock Plan, a copy of which is attached to this Proxy Statement as Appendix B, and the effect of the proposed amendment. This summary is qualified in its entirety by express reference to the complete text of the Director Stock Plan.

         The Director Stock Plan currently provides each Non-Employee Director with an annual compensation retainer of $20,000 (the "Annual Retainer") and an option to acquire 25,000 shares of the Company's Common Stock at an exercise price equal to eighty-five percent (85%) of the fair market value of the Common Stock as of the date of the grant (the "Option"). Of the Annual Retainer, a cash payment of $10,000 is made in arrears to each Non-Employee Director, payable in equal installments of $5,000 each on March 1 and September 1 of each year in which each Non-Employee Director continues to serve as a member of the Board.

         If the amendment to the Director Stock Plan is approved and becomes effective, the Annual Retainer would be increased to $30,000 for Non-Employee Directors, other than the Chair of the Audit Committee, who would receive $35,000. Of the Annual Retainer, a cash payment of $15,000 would be made in arrears to each Non-Employee Director, other than the Chair of the Audit Committee, who would receive a cash payment of $20,000, payable in equal installments on March 1 and September 1 of each year in which each Non-Employee Director continues to serve as a member of the Board.

         The portion of the Annual Retainer not paid in cash currently is and, if the amendment to the Director Stock Plan is approved, will continue to be, paid in the form of Common Stock (the "Common Stock Payments"). The total number of shares of Common Stock included in each Common Stock Payment will be determined by dividing the amount of the Annual Retainer that is to be paid in Common Stock by the fair market value of a share of Common Stock (with any resulting fractional shares to be paid in cash). The fair market value of the Common Stock will be determined by reference to the twenty (20) day average closing prices for the Common Stock prior to the payment dates, as reported by the American Stock Exchange, or the market makers in the Company's Common Stock, or by the Board. The Common Stock Payments will be made on March 1 and September 1 of each year.

         The Director Stock Plan currently provides and, if the amendment to the Director Stock Plan is approved, will continue to provide, each Non-Employee Director with an annual Option to acquire shares of Common Stock on September 1 of each year. The total number of shares of Common Stock included in the annual Option granted to each Non-Employee Director will be increased to 30,000. Each Option will vest in five equal and annual installments, and will expire ten years from the date of grant. Portions of the Option which have vested in the Non-Employee Director may be exercised at the fair market value of the common stock at the date the Option is granted, as calculated with respect to the Annual Retainer. The exercise price may be paid in cash, or by exchange of the vested and exercised portion of the Option for the number of shares of Common Stock equal in value to the difference in the fair market value of one share of Common Stock as of the date the Option is exercised and the fair market value of one share of Common Stock on the date the Option is granted, multiplied by the number of shares of Common Stock for which the Option is being exercised.

         Annual grants under the Director Stock Plan may be made out of the authorized but unissued shares of Common Stock or by transfer of shares of Common Stock previously reacquired by the Company. There will be no vesting or similar conditions applicable to shares following the applicable Common Stock Payment. The aggregate number of shares of Common Stock which may be granted during the term of the Director Stock Plan is 1,000,000. The number of shares issuable in connection with any annual grant and the aggregate number of shares remaining available for issuance under the Director Stock Plan will be proportionately adjusted to reflect any subdivision or combination of outstanding shares of Common Stock.

         The Director Stock Plan expired by its terms on August 31, 2003. In 2004, the Board of Directors extended the Director Stock Plan until the shareholders could formally approve a new term. Approval of the amendment to the Director Stock Plan would extend the term of the Director Stock Plan to August 31, 2011, unless it is terminated prior to that time by action of the Board. Going forward, each Non-Employee Director will continue to receive such annual grants and payments as long as the director has the status of Non-Employee Director. If a Non-Employee Director no longer serves as a director of the Company for any reason, that director will be entitled to all unpaid portions of his or her Annual Retainer which will have accrued on a daily basis through the date of such termination.

         The Board may from time to time amend, modify, or suspend the Director Stock Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required by applicable legal requirements and (ii) the Director Stock Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as then in effect.

Certain Federal Income Tax Consequences

         The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Director Stock Plan.

         Annual Retainer. A director must recognize ordinary income upon receipt of cash pursuant to the Annual Retainer, and the Company will be entitled to a deduction for the same amount if and to the extent that the amount satisfies general rules concerning deductibility of compensation. A director must also recognize ordinary income equal to the fair market value of the shares of Common Stock received (determined as of the date the shares are released from escrow) pursuant to the Annual Retainer, and the Company will be entitled to a deduction for the same amount at the same time.

         Options. The grant of an option should not result in any taxable income for a director. If a special election is made pursuant to Section 83(b) of the Internal Revenue Code upon exercise of an option, a director will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. If the special election under Section 83(b) of the Internal Revenue Code is not made, shares of Common Stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period. The tax consequence to a director upon a disposition of shares of Common Stock acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option.

NEW PLAN BENEFITS

         The following table lists the benefits that will be received by or allocated to certain persons and groups under the Director Stock Plan.

                           1998 Director Stock Plan(1)
                -------------------------------------------------

 Name and Position                       Dollar Value           Number of Units
 -----------------                       ------------           ----------------
 Non-Executive Director Group         Not Determinable(2)         132,000(3)
_________________________

(1) Other than as listed in this table, awards under the Director Stock Plan will be made by the Board at a future time, so the Company is currently unable to determine the potential benefits to any other individuals under the Director Stock Plan.

(2) These grants are contingent upon the election of non-employee directors at the Annual Meeting and will occur at a future date. Accordingly, at this time, the dollar value of such grants is not determinable.

(3) Under the Director Stock Plan, each non-employee director who continues to serve on the Board will automatically receive an annual grant of an option to acquire 30,000 shares of the Company's Common Stock. Each such option will vest in five equal and annual installments, and will expire ten years from the date of grant. In addition, non-employee directors receive an amount of common stock determined by dividing $15,000 by the fair market value of a share of Common Stock, as described in the Director Stock Plan. Assuming an average price per share of $5, this annual grant would amount to 3,000 shares per director.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE AMENDMENT TO THE DIRECTOR STOCK PLAN.

--------------------------------------------------------------------------------

    PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

         The Company is asking the stockholders to ratify the selection of Tanner LC as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2006. The affirmative vote of the holders of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the meeting will be required to ratify the selection of Tanner LC.

         In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board or Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such change would be in the best interest of the Company and its stockholders.

         Tanner LC audited the Company's financial statements for fiscal years ending August 31, 2005 and 2004. Its representatives may be present at the annual meeting, and if present will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The following table presents fees for professional services rendered by Tanner LC for the audit of the Company's annual financial statements for the fiscal years ending August 31, 2005 and August 31, 2004 and fees billed for other services rendered by Tanner LC during those periods.


                                        Fiscal 2005              Fiscal 2004
                                 -------------------     --------------------
     Audit Fees(1)                          $52,619                  $26,890
     Audit-Related Fees(2)                    5,902                   15,281
     Tax Fees(3)                             23,075                   11,563
     All Other Fees(4)                        1,560                    5,527

                                 -------------------     --------------------

     Total                                  $83,156                  $59,261
                                 ===================     ====================
_________________________

(1) Audit Fees consist of fees billed for the annual audits and quarterly reviews.

(2) Audit-Related Fees consist of fees billed for various SEC filings and accounting research.

(3) Tax Fees consist of fees billed for tax consultation and assistance in the preparation of tax returns.

(4) All Other Fees consist of fees for edgarization of SEC filings and miscellaneous fees.

                              PRE-APPROVAL POLICIES

         The Audit Committee pre-approved all audit, audit-related and non-audit services performed by our independent registered public accounting firm and subsequently reviewed the actual fees and expenses paid to Tanner LC. The Audit Committee has determined that the fees paid to Tanner LC for non-audit services are compatible with maintaining Tanner LC's independence as our independent registered public accounting firm.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

         The Company had no disagreements with Tanner LC during fiscal year 2005 on accounting and financial disclosure matters.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements with its management and has discussed with the Company's independent public accountant the matters to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has received the written disclosures and the letter from the Company's independent public accountant required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with the Company's independent public accountant the independent public accountant's independence.

         Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company's fiscal year ended August 31, 2005 be included in the Company's Annual Report on Form 10-KSB for its fiscal year ended August 31, 2005, which was filed on November 29, 2005.

                                           Submitted by:
                                           Gerhard W. Sennewald
                                           J. Gordon Short
                                           Michael Nobel
                                           Members of the Audit Committee


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF TANNER LC TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2006.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

                     HISTORICAL COMPENSATION OF THE COMPANY

         The following table presents compensation information for the Company's last three fiscal years for the Company's chief executive officer or individual acting in a similar capacity ("CEO") and its four most highly compensated executive officers other than the Company's CEO.

                                                                          Long-Term Compensation
                                                                        ---------------------------
                                                                                  Awards
                                                                        ---------------------------
                                                   Annual                              Securities
                                              Compensation(1)            Restricted    Underlying
                                         ---------------------------
                               Year        Salary          Bonus        Stock awards    Options
                              -------    -----------     -----------    ------------- -------------

Hyrum A. Mead,                 2005        $165,000            $500
  President and CEO            2004         148,325             400                       400,000
                               2003         125,000             400

Paul Turner,                   2005       $ 155,000           $ 500
 Senior Vice President,        2004         149,990             400                       300,000
 Chief Technology Officer      2003         145,000             400



(1) There were no stock options granted to Messrs. Turner or Mead in fiscal 2005. There were stock options granted to Messrs. Turner of 300,000 and Mead of 400,000 during fiscal 2004 for BSD Medical Common Stock.

         In fiscal 2005, Mr. Turner exercised 180,953 stock options and Mr. Mead exercised 25,000 stock options. No stock options were exercised during fiscal year 2004 by Messrs. Turner or Mead.

                        OPTION GRANTS IN LAST FISCAL YEAR

         All option grants under the Incentive Plan are incentive stock options. The maximum number of shares available for grant under the Incentive Plan is 1,000,000. The options must be exercised within 10 years of the date of grant. The number of unoptioned shares available at the beginning of fiscal year 2005 under the Plan was 322,700 shares. The number of unoptioned shares available at the end of fiscal year 2005 under the Plan was 910,431 shares. There were no changes to the exercise prices of the outstanding options under the Incentive Plan during fiscal year 2005.

         All option grants under the Director Stock Plan are nonqualified stock options. The maximum number of shares available for grant under the Director Stock Plan is 1,000,000. The options must be exercised within 10 years of the date of grant. The number of unoptioned shares available at the beginning of fiscal year 2005 under the Plan was 378,875 shares. The number of unoptioned shares available at the end of fiscal year 2005 under the Plan was 163,245 shares. There were no changes to the exercise prices of the outstanding options under the Incentive Plan during fiscal year 2005.

         During fiscal year 2005, the Company's granted no stock options to any of the executive officers named in the Summary Compensation Table. However, the Company granted options to purchase a total of 100,000 shares of its common stock to other employees.

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2005 AND YEAR-END OPTION VALUES

                                                                  Number of Shares
                                                                     Underlying                Value of Unexercised
                                                               Unexercised Options at         In-the-Money Options at
                                                                  August 31, 2005                 August 31, 2005
                                                             ---------------------------    ----------------------------
                              Shares           Value
                           Acquired on        Realized       Exercisable  Unexercisable     Exercisable   Unexercisable
                             Exercise
                          ---------------    -----------     ------------ --------------    ------------- --------------

Hyrum A. Mead,               21,587             $56,126        428,333      266,667           $2,308,714     $1,437,336
 President and CEO

Paul F. Turner,             180,953            $398,097        100,000      200,000             $539,000     $1,078,000
 Senior Vice President,
 Chief Technology
 Officer

EMPLOYMENT CONTRACTS

         The Company entered into an employment agreement with Mr. Mead dated August 10, 1999. This agreement provides that Mr. Mead shall receive an annual base salary of $125,000, which shall be reviewed annually by the Board of Directors. The agreement provides that if Mr. Mead is involuntarily terminated, Mr. Mead will receive severance compensation for a period of six months, including an extension of all benefits and perquisites. The severance amount shall include six months of salary at the highest rate paid to Mr. Mead prior to termination and an additional amount equal to all bonuses received by Mr. Mead during the 12-month period preceding termination (excluding any signing bonus received during such period). The agreement also requires the Company to vest any options granted to Mr. Mead for the purchase of our common stock, allowing a 90-day period for Mr. Mead to exercise those options. Mr. Mead's agreement includes a non-competition covenant prohibiting him from competing with the Company for one year following his termination.

         The Company entered into an employment agreement with Mr. Turner dated November 2, 1988. The agreement provides that Mr. Turner's salary will be based upon a reasonable mutual agreement. The agreement provides that if Mr. Turner's employment is involuntarily terminated, he will receive severance pay for a one-year period, which pay includes an extension of all of his rights, privileges and benefits as an employee (including medical insurance). The one-year severance pay shall be equal to Mr. Turner's regular salary for the 12-month period immediately prior to the termination. The agreement also requires the Company to pay Mr. Turner for any accrued, unused vacation at the time of termination. The Company is also obligated to pay Mr. Turner $1,000 (or the equivalent value in stock options) for each newly issued patent obtained by the Company as a result of Mr. Turner's efforts (Mr. Turner receives only $500 if multiple inventors are involved). Mr. Turner's agreement includes a non-competition covenant prohibiting him from competing with the Company for one year following his termination. The Company may continue the non-competition period for up to four additional years by notifying Mr. Turner in writing and by continuing the severance payments for the additional years during which the non-competition period is extended.

--------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

--------------------------------------------------------------------------------


         The following table sets forth, as of January 2, 2006, the beneficial ownership of our outstanding common stock by:

         o    each person (including any group) known to us to own more than 5%
         o    of any class of our common stock,
         o    each of our executive officers,

         o    each of our directors, and
         o    all executive officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. For purposes of calculating the percentages shown in the table, each person listed is deemed to beneficially own any shares issuable on the exercise of vested options and warrants held by that person that are exercisable within 60 days after January 2, 2006. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown beneficially owned by them. The inclusion of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. The percentage calculation of beneficial ownership is based on 20,519,632 shares of common stock outstanding as of January 2, 2006. Except as otherwise noted, the address of each person listed on the following table is 2188 West 2200 South, Salt Lake City, Utah 84119.


                                          Number of Shares        Percent of
Name of Person or Group                  Beneficially Owned          Class
-------------------------------------   ----------------------    ------------
Dr. Gerhard W. Sennewald (1)                       6,874,948          33.38%
Paul F. Turner (2)                                 1,992,195           9.62%
Hyrum A. Mead (3)                                    526,920           2.51%
Dr. Michael Nobel (4)                                216,067           1.04%
Douglas P. Boyd                                        1,250               *
John E. Langdon (5)                                1,295,010           6.31%
All  Executive  Officers and                       9,611,380          45.23%
Directors as a Group (6 persons) (6)
_____________________________________

*    Less than 1.0%.

         (1) Includes 75,000 shares subject to options. Does not include 500,000 shares held by Dr. Sennewald's spouse, for which he disclaims beneficial ownership.

         (2) Includes 100,000 shares subject to options.

         (3) Includes 428,333 shares subject to options.

         (4) Includes 125,000 shares subject to options.

         (5) Includes 351,862 shares owned directly by Mr. Langdon. The remaining shares are held in trusts for which Mr. Langdon is Trustee. Does not include 50,000 shares held by Mr. Langdon's spouse, for which he disclaims beneficial ownership. Mr. Langdon's address is: 2501 Parkview Drive, Suite 500, Fort Worth, TX 76102.

         (6) Includes 728,333 shares subject to options.

                            EQUITY COMPENSATION PLANS

         The following table sets forth information as of August 31, 2005 with respect to compensation plans under which equity securities of the Company are authorized for issuance. The table does not include information about the proposed amendment to the Director Plan which is being submitted for stockholder approval at the meeting.


                                                                                          Number of securities
                                                 Number of                              remaining available for
                                             securities to be                            future issuance under
                                                issued upon        Weighted-average    equity compensation plans
                                                exercise of       exercise price of      (excluding securities
              Plan Category                 outstanding options  outstanding options     reflected in column 1)
              -------------                 -------------------  -------------------   -------------------------
Equity compensation plans approved by
security holders(1)                               2,314,457               $1.28                  888,814(2)

Equity compensation plans not approved by
security holders                                        ---                 ---                        ---
                                            --------------------                       ---------------------------

   Total                                          2,314,457               $1.28                  888,814
                                            ====================                       ===========================


(1) Consists of the Company's 1987 Stock Option Plan, 1998 Stock Incentive Plan and 1998 Director Stock Plan. No further options will be issued under the 1987 Stock Option Plan.

(2) Consists of 725,569 shares under the 1998 Stock Incentive Plan and 163,245 shares under 1998 Director Stock Plan available for future issuance, other than upon exercise of an option, warrant or right.

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that during the year ended August 31, 2005, all reporting persons complied with all applicable filing requirements except Mr. Boyd, who did not timely file his Form 3.

--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

--------------------------------------------------------------------------------

         TherMatrx, Inc. The Company manufactured, assembled and tested for TherMatrx, Inc. its TMx-2000 thermotherapy system and supplied TherMatrx with equipment components used for its TMx-2000 system in fiscal 2003 and 2004. The Company had also provided regulatory compliance and other consulting services to TherMatrx. In fiscal 2005, the Company had sales to TherMatrx of $0. In fiscal 2004, the Company had sales to TherMatrx of $99,502. The Company was a stockholder of TherMatrx, as were each of the Company's executive officers and directors individually, at the time TherMatrx was sold to American Medical Systems, Inc. in July 2004. At the time of the sale, the Company's executive officers and directors owned the following number of shares of TherMatrx common stock: Hyrum Mead, 45,000; Paul Turner, 45,000; Gerhard Sennewald, 30,000; J. Gordon Short, 10,000; Michael Nobel, 10,000. The total ownership by the Company's executive officers and directors was less than 10% of the equity interest in TherMatrx.

         Medizin-Technik GmbH. The Company supplies equipment components to Medizin-Technik GmbH located in Munich, Germany, which is a significant distributor of the Company's products in Europe. Medizin-Technik purchases equipment, which it installs, and components to service the Company's hyperthermia therapy systems that Medizin-Technik sells to its customers in Europe. The Company had revenue of approximately $981,336 in fiscal 2005 from the sale of systems and various component parts sold to Medizin-Technik. During fiscal 2004, the Company had sales of approximately $912,690 to Medizin-Technik. Dr. Gerhard W. Sennewald, one of the Company's directors and significant stockholders, is the President and Chief Executive Officer of Medizin-Technik and its sole stockholder.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held on or about March 9, 2007. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2006 annual meeting of stockholders of the Company, provided such proposals are received by the Company in writing no later than August 30, 2006 and are otherwise in compliance with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

--------------------------------------------------------------------------------

                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Company is unaware of any business, other than described in this Proxy Statement, that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending and voting at the Annual Meeting.

--------------------------------------------------------------------------------

                              AVAILABLE INFORMATION

--------------------------------------------------------------------------------

         The Company is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). Any interested party may inspect information filed by the Company, without charge, at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Commission's Public Reference Room at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. In addition, the Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the Commission at http://www.sec.gov.

         The Company's common stock is quoted on the AMEX and trades under the symbol "BSM".

--------------------------------------------------------------------------------

                                   APPENDIX A

--------------------------------------------------------------------------------

                             BSD MEDICAL CORPORATION

                             AUDIT COMMITTEE CHARTER

         One committee of the board of directors will be known as the audit committee, comprising at least two members. A majority of the members of the audit committee shall be independent directors.

         The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

         General responsibilities

         1. The audit committee provides open avenues of communication with the independent accountant and the board of directors.

         2. The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

         3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

         4. The audit committee will meet at least one time each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call an audit committee meeting whenever he or she thinks there is a need.

              An audit committee member should not vote on any matter in which he or she is not independent. The audit committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

         5. The audit committee will do whatever else the law, the company's charter or bylaws or the board of directors require.

         Responsibilities for engaging independent accountants and appointing the internal auditor

         1. The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

         2. The audit committee will confirm and assure the independence of the independent accountant, including a review of consulting services provided by the independent accountant and the fees paid for them.

         3. The audit committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by the independent accountant.

         4. The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

         Responsibilities for reviewing internal audits, the annual external audit and the review of quarterly and annual financial statements

         1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

         2. The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

         3. The audit committee will review the following with the independent account:

              a. The adequacy of the company's internal controls, including computerized information system controls and security.

              b. Any significant findings and recommendations made by the independent accountant, together with management's responses to them.

         4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

              a. The company's annual financial statements and related footnotes.

              b. The independent accountant's audit of and report on the financial statements.

              c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

              d. Any serious difficulties or disputes with management encountered during the course of the audit.

              e. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

         5. The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

         6. The audit committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

         7. The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

         Periodic responsibilities

         1.   Review and update the audit committee's charter annually.

         2. Review, with the independent accountant, the results of their examination of compliance with the company's code of conduct.

         3. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

         4. Meet with the independent accountant and management in separate executive sessions to discuss any matters the audit committee or these groups believe should be discussed privately with the audit committee.

--------------------------------------------------------------------------------

                                   APPENDIX B

--------------------------------------------------------------------------------


                             BSD MEDICAL CORPORATION

                              AMENDED AND RESTATED
                            1998 DIRECTOR STOCK PLAN


PART A.  PLAN ADMINISTRATION AND ELIGIBILITY

1.   Purpose.

The purpose of this 1998 Director Stock Plan (the "Plan") of BSD Medical Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company (each, a "Non-Employee Director," or collectively, the "Non-Employee Directors") whose continued services are considered essential to the Company's continued progress and thus to provide them with a further incentive to remain as directors of the Company.

2.   Administration.

The Board of Directors (the "Board") of the Company or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"), shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if such member satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. No member of the Board or the Committee shall receive additional compensation for services in connection with the administration of the Plan.

The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares issued under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

3.   Participation in the Plan.

Each member of the Board who is not an employee of the Company or any of its subsidiaries or affiliates shall receive payment for his or her Annual Retainer (as defined in Section 6 below) under the Plan, and shall receive an Option annually, for so long as he or she serves as a director of the Company.

4.   Stock Subject to the Plan.

The maximum number of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), which may be issued under the Plan, either as a Common Stock Payment, as defined below, or upon exercise of Options, as defined below, shall be one million (1,000,000). The limitation on the number of shares which may be issued under the Plan shall be subject to adjustment as provided in
Section 9 of the Plan.

PART B.  TERMS OF THE PLAN

5.   Effective Date of the Plan.

The Plan shall be effective as of September 1, 1998, subject to the approval and ratification of the Plan by the shareholders of the Company. The Plan shall terminate on August 31, 2011, unless earlier terminated by the Board of Directors or the Committee.

6.   Terms and Conditions.

         a. Compensation. During the term of the Plan, the Company shall pay to each Non-Employee Director for each year in which the Non-Employee Director serves as a Non-Employee Director of the Company, annual compensation in the amount of Thirty Thousand Dollars ($30,000) (the "Annual Retainer"); provided, however, that any Non-Employee Director qualifying as a "financial expert" pursuant to Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended ("Financial Expert"), shall receive an Annual Retainer of Thirty-five Thousand Dollars ($35,000). If a Non-Employee Director no longer serves as a director of the Company, for any reason including death or disability, such Non-Employee Director shall be entitled to all unpaid portions of his or her Annual Retainer which shall have accrued (on a daily basis) through the date of such termination.

         b. Cash Payments. Each Non-Employee Director shall receive annually from the Company, as part of the Annual Retainer, Fifteen Thousand Dollars ($15,000) in cash (the "Cash Payment"); provided, however, that the Financial Expert shall receive an annual Cash Payment of Twenty Thousand Dollars ($20,000). The Cash Payment shall be made in arrears in equal semi-annual installments on March 1 and September 1 of each year (or if such day is not a business day, on the next succeeding business day), with the first Cash Payment to be made on or about March 1, 1999.

         c.   Common Stock Payments.

              (i) Number of Shares Subject to Common Stock Payment. Each Non-Employee Director shall receive annually and automatically from the Company the balance of the Annual Retainer in the form of shares of Common Stock (the "Common Stock Payment"). The Common Stock Payment shall be made in arrears in semi-annual installments on March 1 and September 1 of each year (or if such day is not a business day, on the next succeeding business day), with the first Common Stock Payment to be made on or about March 1, 1999. The number of shares of Common Stock included in each Common Stock Payment shall be determined by dividing Fifteen Thousand Dollars ($15,000) by (i) the preceding twenty (20) day average of the closing prices for the Common Stock as reported by the American Stock Exchange, if available, on the date in question (or, if such day is not a business day, on the next succeeding business day), (ii) the average of the prices quoted by the then market makers in the Company's Common Stock on such dates or (iii) by such amount as the Board or Committee determines in good faith to be the fair value of a share of Common Stock (each, the "Fair Market Value"). The amount of each installment shall be equal to the largest number of whole shares determined as follows:

                                       $15,000              = Number of Shares
                     -----------------------------------
                     Fair Market Value on Date of Award

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

                     Any payment for a fractional share automatically shall be paid in cash based upon the Fair Market Value on the date of the respective award of such fractional share.

              (ii) Holding Period for Common Stock Payment Shares. The shares of Common Stock included in each Common Stock Payment shall be deposited in certificate or book entry form in escrow with the Company's Secretary until the six-month anniversary of the date of issuance. The Non-Employee Director shall retain all rights in the shares while they are held in escrow, such as voting rights and the right to receive dividends, but the Non-Employee Director shall not have the right to pledge, sell or otherwise transfer such shares until after the six-month anniversary of the issuance date, at which time the Company's Secretary shall release the shares from escrow and deliver any applicable stock certificates to the Non-Employee Director or release any applicable restrictions on the Non-employee Director's book entry account.

         d.       Options.

              (i) Annual Grant. In addition to the Annual Compensation, during the term of the Plan, the Company shall grant to each Non-Employee Director for each year in which the Non-Employee Director serves as a Non-Employee Director of the Company, an option to purchase 30,000 shares of Common Stock (the "Option"). The Option shall be granted effective September 1 in each year, beginning in 1998. The Option shall not qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986. If a Non-Employee Director no longer serves as a director of the Company, for any reason including death or disability, such Non-Employee Director shall be entitled to the portion of his or her Option which shall have accrued (on a daily basis) through the date of such termination.

              (ii) Purchase Price. The purchase price of the Common Stock issued pursuant to an exercise of the Option shall be the Fair Market Value of the Common Stock at the date the Option is granted (the "Purchase Price"), with such fair market value to be determined as provided in Section 6.c.(i) above. The Purchase Price shall be payable upon the exercise of the Option and may be paid by (i) cash or check payable to the Company, (ii) the delivery to the Company of the number of outstanding shares of Common Stock equal in Fair Market Value to the Purchase Price, or (iii) receiving from the Company in exchange for the Option the number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock of the Company over the Purchase Price per share of Common Stock, multiplied by the number of shares of Common Stock underlying the Option.

              (iii) Term and Vesting. Except as otherwise set forth herein, unless earlier exercised, each Option shall terminate and expire upon the tenth anniversary of the date such Option is awarded. Twenty percent (20%) of each Option granted to a Non-Employee Director shall vest on each anniversary of the effective date of the award, provided that the Non-Employee shall have remained a director of the Company since the date of the award. In the event a Non-Employee Director ceases to serve as a director of the Company for any reason, any Option granted to a Non-Employee Director which has (i) not vested in accordance with this section shall be forfeited without compensation by the Company, and all rights of the Non-Employee Director in respect of such non-vested portion of the Option shall terminate and be of no further force or effect, and (ii) vested in accordance with this section shall remain exercisable for a period of one hundred eighty days following the last day such Non-Employee Director is a director of the Company, after which period the Option shall terminate and be of no further force or effect.

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


PART C.  GENERAL PROVISIONS

7.   Assignments.

The rights and benefits under this Plan may not be assigned, pledged or hypothecated. Upon the death of a Non-Employee Director, such person's rights to receive any payments hereunder will transfer to such person's named beneficiary, if any, or to his or her estate, and any Option to which such beneficiary or estate is entitled and has vested shall remain exercisable by such beneficiary or estate for a period of one hundred eighty days after the death of the Non-Employee Director.

8.   Limitation of Rights.

Neither the Plan, nor the issuance of shares of Common Stock nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

9.   Changes in Present Stock.

In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's present Common Stock, at the time of such event the Board or the Committee shall make appropriate adjustments to the number (including the aggregate number specified in Section 4) and kind of shares to be issued under the Plan and the price of any Common Stock Payment and Purchase Price.

10.  Amendment of the Plan.

The Board shall have the right to amend, modify, suspend or terminate the Plan at any time for any purpose; provided, that following the approval of the Plan by the Company's shareholders, the Company will seek shareholder approval for any change to the extent required by applicable law, regulation or rule.

11.  Compliance with Section 16 of the Exchange Act.

It is the Company's intent that the Plan comply in all respects with Rule 16b-3. If any provision of this Plan is found not to be in compliance with such rule and regulations, the provision shall be deemed null and void, and the remaining provisions of the Plan shall continue in full force and effect. All transactions under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder. The Board or the Committee may, in its sole discretion, modify the terms and conditions of this Plan in response to and consistent with any changes in applicable law, rule or regulation.

12.  Governing Law.

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware.

Approved by the Board Of Directors:  January 11, 2006

Approved by the Shareholders:  February 13, 2006


                                       B-4